UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   June 11, 2007 (June 6, 2007)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the 2007 Annual Meeting of Shareholders of AirNet Systems, Inc. (“AirNet”) held on June 6, 2007, the shareholders of AirNet adopted the amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations which had been proposed by AirNet’s Board of Directors, and disclosed in the Proxy Statement, dated April 30, 2007, sent to the shareholders of AirNet in connection with the 2007 Annual Meeting of Shareholders. Those amendments became effective upon such adoption.
     The amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations (i) permit AirNet to notify shareholders of the time, place and purposes of each meeting of the shareholders by personal delivery or by mail, overnight delivery or any other means of communication authorized by the shareholder receiving the notice and (ii) require that shareholders be provided written notice of an AirNet shareholder meeting not less than 10 days nor more than 60 days before the date of the shareholder meeting. Prior to those amendments, Section 1.04(A) of AirNet’s Code of Regulations required AirNet to give written notice of a meeting to shareholder by personal delivery or by mail, setting forth the time, place and purposes of each shareholder meeting. Such notice was required to be given not less than seven nor more than 60 days before the date of the meeting. Section 1.04(B) of AirNet’s Code of Regulations required that the President or Secretary of AirNet provide shareholders written notice of a shareholder meeting not less than seven nor more than 60 days after such officer’s receipt of a request to call a shareholder meeting by a person entitled to call such a meeting. The amendments to Section 1.04(B) require that shareholders be provided with written notice of a shareholder meeting not less than 10 days nor more than 60 days after the receipt of a request for such a shareholder meeting by a person entitled to call such a meeting.
     The text of Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations, as amended, is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference. The foregoing summary of the amendments to Sections 1.04(A) and 1.04(B) of AirNet’s Code of Regulations is qualified in its entirety by reference to the specific provisions of Sections 1.04(A) and 1.04(B).
Item 8.01. Other Events.
     At the 2007 Annual Meeting of Shareholders of AirNet held on June 6, 2007, each of James M. Chadwick, Russell M. Gertmenian, Gerald Hellerman, Bruce D. Parker and James E. Riddle was re-elected for a new term to expire at the 2008 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:
     The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate Regarding Adoption of Amendments to Sections 1.04(A) and 1.04(B) of AirNet Systems, Inc.’s Code of Regulations by the Shareholders on June 6, 2007
[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.
Dated: June 11, 2007	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

AirNet Systems, Inc.
Current Report on Form 8-K
Dated June 11, 2007
INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate Regarding Adoption of Amendments to Sections 1.04(A) and 1.04(B) of AirNet Systems, Inc.’s Code of Regulations by the Shareholders on June 6, 2007